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                                                                    Exhibit 23.2



                              ACCOUNTANTS' CONSENT



The Board of Directors and Stockholders
Orbital Sciences Corporation:

We consent to the use of our reports incorporated herein by reference, which reports appear in the Company's 1997 Annual Report on Form 10-K.



                                        KPMG PEAT MARWICK LLP

Washington, D.C.
May 22, 1998